Exhibit 99.1

Silver Spring Networks Reports Third Quarter 2017 Financial Results

San Jose, CA – November 8, 2017 – Silver Spring Networks, Inc. (NYSE: SSNI) today announced financial results for its third quarter ended September 30, 2017.

Third Quarter Financial Highlights (all comparisons made are against the prior year period, unless otherwise stated):

GAAP results:

•	Revenue was $47.6 million, down 35.9% year-over-year.

•	Cost of revenue was $33.8 million, or 71.0% of revenue, versus $45.9 million or 61.9% in the third quarter of 2016.

•	Operating expense was $40.6 million, versus $42.5 million in the third quarter of 2016.

•	Net loss per diluted share was ($0.47), versus ($0.29) in the third quarter of last year.

•	Quarter-ending cash, cash equivalents, and short-term investments was $126.2 million versus $113.4 million in the third quarter of 2016.

•	Cash flow from operations was $7.5 million, versus $5.1 million in the third quarter of 2016.

Non-GAAP metrics:

•	Billings were $82.8 million, up 8.7% year-over-year.

•	Cost of billings was $43.1 million or 52.1% of billings, versus $34.4 million or 45.1% in the third quarter of 2016.

•	Non-GAAP operating expense was $34.9 million, which included approximately $3.3 million of transaction expenses related to the proposed acquisition of Silver Spring Networks by Itron, Inc. This compares to non-GAAP operating expense of $33.8 million in the third quarter of 2016.

“We delivered solid billings growth, underlying profitability, and significant cash flow from operations,” said Mike Bell, President and Chief Executive Officer, Silver Spring Networks. “New customer deployments continue for both domestic and international projects as we ramp deliveries of our Gen5 platform.”

Silver Spring Networks will not conduct an earnings conference call due to the proposed acquisition of Silver Spring Networks by Itron, Inc.

Business Highlights (through November 8, 2017, unless otherwise stated):

•	Silver Spring Networks has delivered more than 27.3 million cumulative network endpoints since inception through September 30, 2017, up 9% from a year ago.

•	Announced agreement with new technology and channel partner Acuity Brands, in which Acuity Brands’ field sales organization will deliver Silver Spring’s technology for smart street lights and smart city services as part of its turn-key offering for large-scale utility and city customers.

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•	Expanded smart metering ecosystem through an agreement with Genus Power Systems, in which Genus will integrate Silver Spring’s standards-based IPv6 network infrastructure cards into its meters for smart grid deployments across Asia including with CESC and Singapore Power.

•	Named a Visionary in the Gartner ‘Magic Quadrant for Managed M2M Services, Worldwide[1],’ for the second consecutive year.

•	Received Frost & Sullivan’s Asia Pacific Smart Utility Platform Provider of the Year, for its smart grid initiatives in the region, for the second consecutive year.

[1]	Gartner, Inc., Magic Quadrant for Managed M2M Services, Worldwide, Eric Goodness, Leif-Olof Wallin, Aapo Markkanen, Godfrey Chua, 23 October 2017. Gartner does not endorse any vendor, product or service depicted in its research publications, and does not advise technology users to select only those vendors with the highest ratings or other designation. Gartner research publications consist of the opinions of Gartner’s research organization and should not be construed as statements of fact. Gartner disclaims all warranties, expressed or implied, with respect to this research, including any warranties of merchantability or fitness for a particular purpose.

About Silver Spring Networks

Silver Spring Networks enables the Internet of Important Things™ by reliably and securely connecting things that matter. Cities, utilities, and companies on five continents use the company’s cost-effective, high-performance IoT network and data platform to operate more efficiently, get greener, and enable innovative services that can improve the lives of millions of people. With more than 27.3 million devices delivered, Silver Spring provides a proven standards-based platform safeguarded with military grade security. Silver Spring Networks’ customers include Baltimore Gas & Electric, CitiPower & Powercor, ComEd, Consolidated Edison, CPS Energy, Florida Power & Light, Pacific Gas & Electric, Pepco Holdings, and Singapore Power. Silver Spring has also deployed networks in Smart Cities including Copenhagen, Glasgow, Paris, Providence, and Stockholm. To learn more, visit www.ssni.com.

Non-GAAP and Other Financial Metrics

Silver Spring Networks supplements the results of operations presented in accordance with generally accepted accounting principles, or GAAP, with certain non-GAAP metrics. Silver Spring Networks manages its business, makes planning decisions, evaluates its performance and allocates resources by assessing non-GAAP and other financial metrics such as billings, cost of billings, non-GAAP operating expense, and total backlog. Silver Spring Networks believes that these non-GAAP and other financial metrics, when taken together with the corresponding GAAP financial measures, offer valuable supplemental information regarding the performance of its business, and will help investors better understand the sales volumes and profitability trends, as well as the cash flow characteristics, of its business. The non-GAAP metrics should not be considered in isolation from, are not a substitute for, and do not purport to be an alternative to, revenue, cost of revenue, operating expense, or any other performance measure derived in accordance with GAAP. Silver Spring Networks may consider whether other significant non-recurring items that arise in the future should also be excluded in calculating the non-GAAP financial measures it uses.

Billings represents amounts invoiced for products for which ownership, typically evidenced by title and risk of loss, has transferred or services that have been provided to the customer, and for which payment is expected to be made in accordance with normal payment terms. Billings excludes amounts for undelivered products, services to be performed in the future, and amounts paid or payable to customers. Billings are initially recorded as deferred revenue and are then recognized as revenue when all revenue recognition criteria has been met under Silver Spring Networks’ accounting policies as described in Silver Spring Networks’ filings with the Securities and Exchange Commission. Silver Spring Networks reconciles revenue to billings by adding revenue to the change in deferred revenue in a given period.

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Cost of billings represents the cost associated with products and services that have been delivered to the customer, excluding stock-based compensation, amortization of intangibles and acquisition-related charges. Cost of product shipments for which revenue is not recognized in the period incurred is recorded as deferred cost of revenue. Deferred cost of revenue is expensed in the statement of operations as cost of revenue when the corresponding revenue is recognized. Costs related to services are expensed in the period incurred. Silver Spring Networks reconciles cost of revenue to cost of billings by adding cost of revenue and the change in deferred cost of revenue, less stock-based compensation, amortization of intangibles and acquisition-related charges, included in cost of revenue in a given period.

Non-GAAP operating expense consists of research and development, sales and marketing, and general and administrative expenses, excluding amortization and impairment of intangible assets, stock-based compensation, acquisition-related charges, restructuring and legal settlements.

Total backlog represents future product and service billings that Silver Spring Networks expects to generate pursuant to contracts entered into with its utility customers and meter manufacturers. Total backlog includes order backlog, which represents future billings for open purchase orders and other firm commitments.

Forward-Looking Statements

This press release contains forward-looking statements that involve risks and uncertainties. These forward-looking statements include statements regarding the Agreement and Plan of Merger dated September 17, 2017 with Itron, Inc. and Ivory Merger Sub, Inc., a wholly owned subsidiary of Itron, Inc., pursuant to which Silver Spring Networks would become a wholly-owned subsidiary of Itron, Inc. (the “Merger”), the momentum in Silver Spring Networks’ business; future growth and market opportunity; the scope and timing of future deployments; expected benefits from our products; future investment; future innovation; customer and market activity; and future financial results. Statements including words such as “anticipate”, “believe”, “estimate” or “expect” and statements in the future tense are forward-looking statements. These forward-looking statements are preliminary estimates and expectations based on current information and are subject to business and economic risks and uncertainties that could cause actual events or actual future results to differ materially from the expectations set forth in the forward-looking statements. Important factors that could cause results to differ materially from the statements herein include: timing of the Merger; Silver Spring Networks’ ability to solicit a sufficient number of proxies to approve the Merger; other conditions to the completion of the Merger; timing around customer decisions, deployment pace, and acceptances; changes in the type and mix of products and services sold; receipt by our customers and partners of required regulatory or other approvals; dependence on a limited number of customers, as well as our ability to achieve scale in our customers’ deployments; dependence on a limited number of key suppliers and our ability to obtain sufficient quantities of components from those suppliers; failure to realize cost savings and benefits of our restructuring plan; failure to manage our growth successfully or our operating expenses effectively; general economic risks; specific economic risks in different geographies and among different industries; failure to maintain or increase renewals and increase business from existing customers; uncertainties around continued success in sales growth and market share gains; the expansion of our target markets, including the IoT market; lengthy sales cycles with no assurances that a prospective customer will select Silver Spring Networks’ products and services; amounts included in backlog may not

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result in billings or revenue; adverse publicity about, or consumer or political opposition to, the smart grid; security breaches involving smart grid products or services; the ability to integrate technology into third-party devices and Silver Spring Networks’ relationship with third-party manufacturers; execution and customer adoption risks related to new product introductions and innovation; the ability to attract and retain personnel, including members of Silver Spring Networks’ management team; changes in strategy; technological changes that make Silver Spring Networks’ products and services less competitive; competition, particularly from larger companies with more resources than Silver Spring; international business uncertainties; the ability to acquire and integrate other businesses; and other risk factors set forth from time to time in Silver Spring Networks’ filings with the SEC, copies of which are available free of charge at the SEC’s website at www.sec.gov. All forward-looking statements in this press release reflect Silver Spring’s expectations as of November 8, 2017. Silver Spring undertakes no obligation, and expressly disclaims any obligation, to update any forward-looking statements in this press release in light of new information or future events.

For additional information, please contact:

Mark McKechnie

Investor Relations

669-770-4664

markm@ssni.com

Amy Nunnemacher

Global Communications

669-770-4183

pr@ssni.com

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SILVER SPRING NETWORKS, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016
Revenue:
Product	$26,612	$50,463	$267,853	$153,232
Services	20,956	23,723	91,550	91,526

Total revenue	47,568	74,186	359,403	244,758
Cost of revenue:
Product	15,885	29,249	218,403	86,668
Services	17,878	16,695	53,744	48,308

Total cost of revenue	33,763	45,944	272,147	134,976
Gross profit	13,805	28,242	87,256	109,782
Operating expenses:
Research and development	15,971	18,165	51,884	51,583
Sales and marketing	8,752	10,425	26,748	28,597
General and administrative	15,828	11,667	38,975	33,752
Impairment of intangible assets	—	2,204	—	2,204
Restructuring	35	—	1,289	39

Total operating expenses	40,586	42,461	118,896	116,175

Operating loss	(26,781)	(14,219)	(31,640)	(6,393)
Other income, net	761	113	1,313	887

Loss before income taxes	(26,020)	(14,106)	(30,327)	(5,506)
Benefit (provision) for income taxes	793	(1,143)	555	(2,136)

Net loss	$(25,227)	$(15,249)	$(29,772)	$(7,642)

Net loss per share:
Basic	$(0.47)	$(0.29)	$(0.56)	$(0.15)

Diluted	$(0.47)	$(0.29)	$(0.56)	$(0.15)

Weighted average shares used to compute net loss per share:
Basic	53,829	51,743	53,260	51,244

Diluted	53,829	51,743	53,260	51,244

SILVER SPRING NETWORKS, INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	September 30,	December 31,
	2017	2016 (a)
ASSETS
Current assets:
Cash and cash equivalents	$58,865	$50,383
Short-term investments	67,349	67,876
Accounts receivable	49,988	44,770
Inventory	6,064	8,040
Deferred cost of revenue	72,459	194,769
Prepaid expenses and other current assets	12,984	12,536

Total current assets	267,709	378,374
Property and equipment, net	26,395	28,986
Goodwill and intangible assets	10,428	11,005
Deferred cost of revenue, non-current	8,980	26,639
Deferred tax assets, non-current	525	481
Other long-term assets	2,483	1,643

Total assets	$316,520	$447,128

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$36,960	$26,785
Deferred revenue	208,060	292,260
Accrued and other liabilities	37,598	44,146

Total current liabilities	282,618	363,191
Deferred revenue, non-current	47,451	93,149
Other liabilities	25,406	22,324

Total liabilities	355,475	478,664

Total stockholders’ deficit	(38,955)	(31,536)

Total liabilities and stockholders’ deficit	$316,520	$447,128

(a)	Derived from audited consolidated financial statements.

SILVER SPRING NETWORKS, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016
OPERATING ACTIVITIES
Net loss	$(25,227)	$(15,249)	$(29,772)	$(7,642)
Adjustments to reconcile net loss to net cash provided by operating activities:
Deferred taxes	(29)	(17)	(45)	94
Impairment of intangible assets	—	2,204	—	2,204
Depreciation and amortization	2,189	2,096	6,666	6,332
Stock-based compensation	7,569	7,898	21,258	21,839
Other non-cash adjustments	82	659	269	772
Changes in assets and liabilities:
Accounts receivable	1,738	1,967	(5,241)	2,826
Inventory	(772)	(2,811)	1,980	(750)
Prepaid expenses and other assets	(1,519)	1,013	(5,161)	2,957
Landlord incentives related to lease	—	4,513	883	6,788
Deferred cost of revenue	(11,495)	9,359	140,122	17,595
Accounts payable	5,799	(10,082)	10,019	(8,908)
Customer deposits	(90)	1,037	42	1,031
Deferred revenue	35,197	1,927	(130,167)	(28,061)
Accrued and other liabilities	(5,935)	631	1,187	(4,400)

Net cash provided by operating activities	7,507	5,145	12,040	12,677

INVESTING ACTIVITIES
Proceeds from sales of available-for-sale investments	3,999	16,273	6,548	39,217
Proceeds from maturities of available-for-sale investments	—	8,720	5,200	10,970
Purchases of available-for-sale investments	(4,670)	(45,401)	(11,382)	(56,355)
Purchases of property and equipment	(741)	(6,125)	(2,491)	(23,369)

Net cash used for investing activities	(1,412)	(26,533)	(2,125)	(29,537)

FINANCING ACTIVITIES
Payments on capital lease obligations	—	—	—	(285)
Proceeds from issuance of common stock	2,673	2,010	5,484	4,238
Taxes paid related to net share settlement of equity awards	(1,092)	(549)	(7,040)	(4,169)

Net cash provided by (used for) financing activities	1,581	1,461	(1,556)	(216)

Effect of exchange rate changes on cash and cash equivalents	56	(4)	123	(140)
Net increase (decrease) in cash and cash equivalents	7,732	(19,931)	8,482	(17,216)
Cash and cash equivalents - beginning of period	51,133	67,979	50,383	65,264

Cash and cash equivalents - end of period	$58,865	$48,048	$58,865	$48,048

SILVER SPRING NETWORKS, INC.

UNAUDITED RECONCILIATION OF REVENUE BETWEEN GAAP AND NON-GAAP (QUARTERLY)

(in thousands, except percentages)

	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017	YoY% Change
REVENUE AND BILLINGS BY TYPE
Revenue:
Product	$50,463	$40,386	$26,528	$214,713	$26,612	-47%
Services
Managed services and SaaS	14,090	15,581	14,101	27,350	14,053	0%
Professional services	9,633	10,283	9,634	19,509	6,903	-28%

Total services	23,723	25,864	23,735	46,859	20,956	-12%

Total revenue	$74,186	$66,250	$50,263	$261,572	$47,568	-36%

% Product	68%	61%	53%	82%	56%
% Services	32%	39%	47%	18%	44%
Change in deferred revenue:
Product	$(568)	$7,155	$16,102	$(165,071)	$22,062
Services
Managed services and SaaS	1,641	1,427	1,802	(11,298)	3,266
Professional services	885	2,867	(215)	(6,454)	9,898

Total services	2,526	4,294	1,587	(17,752)	13,164

Total change in deferred revenue	$1,958	$11,449	$17,689	$(182,823)	$35,226
Billings
Product	$49,895	$47,541	$42,630	$49,642	$48,674	-2%
Services
Managed services and SaaS	15,731	17,008	15,903	16,052	17,319	10%
Professional services	10,518	13,150	9,419	13,055	16,801	60%

Total services	26,249	30,158	25,322	29,107	34,120	30%

Total Billings	$76,144	$77,699	$67,952	$78,749	$82,794	9%

% Product	66%	61%	63%	63%	59%
% Services	34%	39%	37%	37%	41%
REVENUE AND BILLINGS BY SOLUTION
Revenue:
Advanced metering infrastructure	$66,203	$57,148	$41,072	$254,433	$39,907	-40%
New solutions	7,983	9,102	9,191	7,139	7,661	-4%

Total revenue	$74,186	$66,250	$50,263	$261,572	$47,568	-36%

% Advanced metering infrastructure	89%	86%	82%	97%	84%
% New solutions	11%	14%	18%	3%	16%
Change in deferred revenue
Advanced metering infrastructure	$(2,078)	$2,531	$12,607	$(188,584)	$29,623
New solutions	4,036	8,918	5,082	5,761	5,603

Total change in deferred revenue	$1,958	$11,449	$17,689	$(182,823)	$35,226
Billings
Advanced metering infrastructure	$64,125	$59,679	$53,679	$65,849	$69,530	8%
New solutions	12,019	18,020	14,273	12,900	13,264	10%

Total Billings	$76,144	$77,699	$67,952	$78,749	$82,794	9%

% Advanced metering infrastructure	84%	77%	79%	84%	84%
% New solutions	16%	23%	21%	16%	16%
REVENUE AND BILLINGS BY GEOGRAPHY
Revenue:
United States	$43,381	$53,087	$46,331	$257,957	$42,767	-1%
International	30,805	13,163	3,932	3,615	4,801	-84%

Total revenue	$74,186	$66,250	$50,263	$261,572	$47,568	-36%

% United States	58%	80%	92%	99%	90%
% International	42%	20%	8%	1%	10%
Change in deferred revenue
United States	$21,085	$8,880	$11,621	$(189,243)	$15,691
International	(19,127)	2,569	6,068	6,420	19,535

Total change in deferred revenue	$1,958	$11,449	$17,689	$(182,823)	$35,226
Billings
United States	$64,466	$61,967	$57,952	$68,714	$58,458	-9%
International	11,678	15,732	10,000	10,035	24,336	108%

Total Billings	$76,144	$77,699	$67,952	$78,749	$82,794	9%

% United States	85%	80%	85%	87%	71%
% International	15%	20%	15%	13%	29%

SILVER SPRING NETWORKS, INC.

UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP MEASURES (QUARTERLY)

(in thousands)

	Three Months Ended September 30, 2017
	Cost of Revenue	Change in Deferred Cost of Revenue (a)	Stock-based Compensation	Amortization of Intangible Assets	Acquisition- Related Costs	Cost of Billings
Cost of Revenue / Cost of Billings:
Product	$15,885	$11,473	$(508)	$(78)	$—	$26,772
Services
Managed services and SaaS	9,439	—	(679)	—	—	8,760
Professional services	8,439	—	(847)	—	—	7,592

Total services	$17,878	$—	$(1,526)	$—	$—	$16,352

Total Cost of Revenue / Cost of Billings	$33,763	$11,473	$(2,034)	$(78)	$—	$43,124

	Operating Expenses	Stock-based Compensation	Amortization and Impairment of Intangible Assets	Restructuring & Litigation	Acquisition- Related Costs	Non-GAAP Operating Expenses
Operating Expenses / Non-GAAP Operating Expenses:
Research and development	$15,971	$(2,344)	$—	$—	$—	$13,627
Sales and marketing	8,752	(703)	(105)	—	—	7,944
General and administrative	15,828	(2,488)	(9)	—	—	13,331
Impairment of intangible assets	—	—	—	—	—	—
Restructuring	35	—	—	(35)	—	—

Total Operating Expenses / Non-GAAP Operating Expenses	$40,586	$(5,535)	$(114)	$(35)	$—	$34,902

	Three Months Ended September 30, 2016
	Cost of Revenue	Change in Deferred Cost of Revenue (a)	Stock-based Compensation	Amortization of Intangible Assets	Acquisition- Related Costs	Cost of Billings
Cost of Revenue / Cost of Billings:
Product	$29,249	$(9,404)	$(515)	$(79)	$—	$19,251
Services
Managed services and SaaS	9,478	—	(719)	—	(15)	8,744
Professional services	7,217	—	(848)	—	—	6,369

Total services	$16,695	$—	$(1,567)	$—	$(15)	$15,113

Total Cost of Revenue / Cost of Billings	$45,944	$(9,404)	$(2,082)	$(79)	$(15)	$34,364

	Operating Expenses	Stock-based Compensation	Amortization and Impairment of Intangible Assets	Restructuring & Litigation	Acquisition- Related Costs	Non-GAAP Operating Expenses
Operating Expenses / Non-GAAP Operating Expenses:
Research and development	$18,165	$(2,592)	$—	$—	$(311)	$15,262
Sales and marketing	10,425	(943)	(106)	—	(65)	9,311
General and administrative	11,667	(2,281)	(8)	—	(117)	9,261
Impairment of intangible assets	2,204	—	(2,204)	—	—	—
Restructuring	—	—	—	—	—	—

Total Operating Expenses / Non-GAAP Operating Expenses	$42,461	$(5,816)	$(2,318)	$—	$(493)	$33,834

(a)	Amounts presented net of foreign currency translation.

SILVER SPRING NETWORKS, INC.

UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP MEASURES (YEAR TO DATE)

(in thousands)

	Nine Months Ended September 30, 2017
	Cost of Revenue	Change in Deferred Cost of Revenue (a)	Stock-based Compensation	Amortization of Intangible Assets	Acquisition- Related Costs	Cost of Billings
Cost of Revenue / Cost of Billings:
Product	$218,403	$(140,157)	$(1,409)	$(237)	$—	$76,600
Services
Managed services and SaaS	28,899	—	(2,037)	—	12	26,874
Professional services	24,845	—	(2,315)	—	(3)	22,527

Total services	$53,744	$—	$(4,352)	$—	$9	$49,401

Total Cost of Revenue / Cost of Billings	$272,147	$(140,157)	$(5,761)	$(237)	$9	$126,001

	Operating Expenses	Stock-based Compensation	Amortization of Intangible Assets	Restructuring & Litigation	Acquisition- Related Costs	Non-GAAP Operating Expenses
Operating Expenses / Non-GAAP Operating Expenses:
Research and development	$51,884	$(6,536)	$—	$—	$(45)	$45,303
Sales and marketing	26,748	(1,866)	(315)	—	(11)	24,556
General and administrative	38,975	(7,095)	(25)	—	(19)	31,836
Impairment of intangible assets	—	—	—	—	—	—
Restructuring	1,289	—	—	(1,289)	—	—

Total Operating Expenses / Non-GAAP Operating Expenses	$118,896	$(15,497)	$(340)	$(1,289)	$(75)	$101,695

	Nine Months Ended September 30, 2016
	Cost of Revenue	Change in Deferred Cost of Revenue (a)	Stock-based Compensation	Amortization of Intangible Assets	Acquisition- Related Costs	Cost of Billings
Cost of Revenue / Cost of Billings:
Product	$86,668	$(17,728)	$(1,282)	$(443)	$—	$67,215
Services
Managed services and SaaS	27,010	—	(1,689)	—	(46)	25,275
Professional services	21,298	—	(1,828)	—	—	19,470

Total services	$48,308	$—	$(3,517)	$—	$(46)	$44,745

Total Cost of Revenue / Cost of Billings	$134,976	$(17,728)	$(4,799)	$(443)	$(46)	$111,960

	Operating Expenses	Stock-based Compensation	Amortization and Impairment of Intangible Assets	Restructuring & Litigation	Acquisition- Related Costs	Non-GAAP Operating Expenses
Operating Expenses / Non-GAAP Operating Expenses:
Research and development	$51,583	$(6,859)	$—	$—	$(932)	$43,792
Sales and marketing	28,597	(2,500)	(521)	—	(196)	25,380
General and administrative	33,752	(7,681)	(25)	—	(360)	25,686
Impairment of intangible assets	2,204	—	(2,204)	—	—	—
Restructuring	39	—	—	(39)	—	—

Total Operating Expenses / Non-GAAP Operating Expenses	$116,175	$(17,040)	$(2,750)	$(39)	$(1,488)	$94,858

(a)	Amounts presented net of foreign currency translation.

SILVER SPRING NETWORKS, INC.

UNAUDITED SUPPLEMENTAL FINANCIAL DATA AND OTHER INFORMATION

(in thousands, except percentages and headcount)

	Q3	Q4	Q1	Q2	Q3	YoY%
	2016	2016	2017	2017	2017	Change
SUPPLEMENTAL FINANCIAL DATA
STOCK-BASED COMPENSATION
Cost of goods sold	$2,082	$1,945	$1,806	$1,921	$2,034	-2%
Research and development	2,593	2,450	2,058	2,134	2,344	-10%
Sales and marketing	943	1,152	506	657	703	-25%
General and administrative	2,280	2,423	2,287	2,320	2,488	9%

TOTAL STOCK-BASED COMPENSATION	$7,898	$7,970	$6,657	$7,032	$7,569	-4%

CASH FLOW DATA
Operating cash flow	$5,145	$8,085	$1,525	$3,008	$7,507	46%
Operating cash flow - trailing twelve months	18,934	20,762	18,557	17,763	20,125	6%
BALANCE SHEET DATA
Cash, cash equivalents and short-term investments	$113,358	$118,259	$116,620	$117,845	$126,214	11%
OTHER INFORMATION
HOMES & BUSINESSES
Network endpoints delivered during quarter*	569	564	511	670	604	6%
Cumulative network endpoints delivered*	24,968	25,532	26,043	26,713	27,317	9%
*Endpoints refer to communication modules in electric meters
EMPLOYEES	709	702	704	646	647	-9%

SILVER SPRING NETWORKS, INC.

UNAUDITED SUPPLEMENTAL TRENDED GAAP FINANCIAL DATA

(in thousands)

	Q3	Q4	Q1	Q2	Q3
	2016	2016	2017	2017	2017
Gross profit	$28,242	$28,417	$16,913	$56,538	$13,805
Other GAAP financial data related to gross profit:
Change in deferred revenue, net of foreign currency translation	1,958	11,449	17,689	(182,823)	35,226
Change in deferred cost of revenue, net of foreign currency translation	9,404	(3,177)	(7,958)	159,588	(11,473)
Amortization of intangible assets	79	79	79	80	78
Stock-based compensation	2,082	1,945	1,806	1,921	2,034
Acquisition-related charges	15	15	(8)	(1)	—
Operating expenses	$42,461	$41,948	$40,057	$38,253	$40,586
Other GAAP financial data included in operating expenses:
Amortization of intangible assets	114	113	114	112	114
Stock-based compensation	5,816	6,025	4,851	5,111	5,535
Acquisition-related charges	493	494	74	1	—
Impairment of intangible assets	2,204	—	—	—	—
Restructuring	—	—	47	1,207	35
Other statement of operations line items
Other income (expense), net	$113	$(217)	$543	$9	$761
(Provision) benefit for income taxes	(1,143)	(239)	(570)	332	793